SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                            August 15, 2016
                             Date of Report
                (Date of Earliest Event Reported)

           PREMIER HOPKINS INTERNATIONAL CORPORATION
    (Exact Name of Registrant as Specified in its Charter)

              CORAL ISLAND ACQUISITION CORPORATION
(Former Name of Registrant as Specified in its Charter)

Delaware                     000-55628              81-2141429
(State or other        (Commission File Number)    (IRS Employer
jurisdiction                                     Identification No.)
of incorporation)

                  7610 Carroll Avenue, Suite 360
                    Takoma Park, Maryland 20912
         (Address of principal executive offices) (zip code)

                          (301) 500-4607
        (Registrant's telephone number, including area code)

                       215 Apolena Avenue
               Newport Beach, California 92662
        (Former Address of Principal Executive Offices)

ITEM 3.02 Unregistered Sales of Equity Securities

     On August 16, 2016, Premier Hopkins International Corporation (formerly Coral Island Acquisition Corporation) (the "Registrant" or the "Company") issued 10,000,000 shares of its common stock pursuant to
Section 4(2) of the Securities Act of 1933 at par representing
95.2% of the total outstanding 10,500,000 shares of common stock as follows:
                   10,000,000     Dr. Umarani Natesan

      With the issuance of the stock and the redemption of 19,500,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company may develop its business plan by future acquisitions or mergers but no agreements have been reached regarding any acquisition or other business combination. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01     Changes in Control of Registrant

    On August 15, 2016, the following events occurred which resulted in a change of control of the Registrant:

    1. The Registrant redeemed an aggregate of 19,500,000 of the then 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $1950.

    2.   The then current officers and directors resigned.

    3.   New officer(s) and director(s) were appointed and elected.

    The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on May 2, 2016 as amended and supplemented by the information contained in this report.

    The Registrant anticipates that it will develop, through acquisition of a private company or development of its business plan, which anticipates the development of medical teaching hospitals and corresponding university.

ITEM 5.02     Departure of Directors or Principal Officers;
              Election of Directors

    On August 15, 2016 the following events occurred:

         James M. Cassidy resigned as the Registrant's president, secretary and director.

         James McKillop resigned as the Registrant's vice president and director.

         Dr. Umarani Natesan was named the director of the Registrant.

         Dr. Umarani Natesan was appointed President, Secretary and Treasurer of the Registrant.

    Dr. Umarani Natesan serves as the sole officer and director of the Registrant. Dr. Natesan has focused her career on medical education. In 2003, Dr. Natesan worked as Director at AMERI/American Medical Institute in Bangalore, India. In 2006, she was promoted to Vice President of AMERI's Global Operations. In 2009, after completion of her PhD research work in medical education, Dr. Natesan moved to the United States and established AIMUCUC Centre for Medical Education and International Medical Graduates. From its small beginning with few international medical graduates and medical students, AIMUCUC has developed to a large operating institution with three center providing training for several hundred students. In 2011, Premier Hopkins/AIMUCUC acquired American International Medical University and in 2015, Premier Hopkins signed an acquisition agreement to acquire another medical school, Washington Medical Science Institute ("WMSI").
WMSI holds accreditations and approvals for a popular dual degree based MD/MPH program. WMSI also offers a popular training program for graduate medical education. Dr. Natesan and her team are in the planning stage of establishing another university with a teaching hospital in Anguilla.

                            SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                        PREMIER HOPKINS INTERNATIONAL CORPORATION

Date: August 16, 2016
                        /s/ Dr. Umarani Natesan
                        President